TAX-FREE FUND FOR UTAH

                          Supplement to the Prospectus
                      for Class A Shares and Class C Shares
                             Dated October 24, 2003


     Footnote (1) of "FEES AND EXPENSES OF THE FUND" on page 6 is replaced by the following:

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

                            ________________________


     The Section entitled "Redemption of CDSC Class A Shares" on page 19 is replaced by the following:

     If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will normally pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase. However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

     This special charge also applies to Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

     *    Redemption following the death of the shareholder or beneficial owner.

     * Redemption by the Fund when an account falls below the minimum required account size

     * Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.



                           The date of this supplement
                               is November 6, 2003